EXHIBIT 3.2

                                     BYLAWS
                                       OF
                               USA DIGITAL, INC.
                             (A NEVADA CORPORATION)

                                    ARTICLE I
                                     GENERAL

         1.01 APPLICABILITY. These Bylaws provide rules for conducting the business of this corporation (the "Company"). Every shareholder and person who subsequently becomes a shareholder, the Board of Directors, Committees and Officers of the Company shall comply with these Bylaws, as amended from time to time. All bylaws and resolutions heretofore adopted by the Board of Directors are hereby repealed, to the extent in conflict with the provisions of these Bylaws.

         1.02 OFFICES. The principal office of the Company shall be selected by the Board of Directors from time to time and may be within or without the State of Nevada. The Company may have such other offices, within or without the State of Nevada, as the Board of Directors may, from time to time, determine. The registered office of the Company required by the General Corporation Law of Nevada to be maintained in Nevada may be, but need not be, identical with the principal office if in Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.

         1.03 DEFINITION OF TERMS. Terms defined in the Company's Certificate of Incorporation, as amended and restated from time to time (the "Charter"), shall have the same meanings when used in these Bylaws.

                                   ARTICLE II
                               STOCK CERTIFICATES

         2.01 STOCK CERTIFICATES. The shares of the Company's capital stock shall be represented by consecutively numbered certificates signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company, and sealed with the seal of the Company, or a facsimile thereof. If certificates are signed by a transfer agent and registrar other than the Company or an employee thereof, the signatures of the officers of the Company may be facsimile. In case any officer who has signed (by real or facsimile signature) a certificate shall have ceased to hold such office before the certificate is issued, it may be issued by the Company with the same effect as if he continued to hold such office on the date of issue. Each certificate representing shares shall state upon the face thereof: (i) that the Company is organized under the laws of the State of Nevada; (ii) the name of the person to whom issued; (iii) the number, class and series (if any) of shares which such certificate represents; and (iv) the par value, if any, of the shares represented by such certificate, or a statement that the shares have no par value.

         If any class or series of shares is subject to special powers, designations, preferences or relative, participating or other special rights, then such (together with all qualifications, limitations or restrictions of such preferences or rights) shall be set forth in full or summarized on the certificate representing such class or series. Moreover, each certificate shall state that the Company will furnish, without charge, to the registered holder of the shares represented by such certificate who so requests a statement setting forth such information in full.

         Each certificate also shall set forth restrictions upon transfer, if any, or a reference thereto, as shall be adopted by the Board of Directors or by the shareholders, or as may be contained in this Article II. Any shares issued without registration under the Securities Act of 1933, as amended ("Act"), shall bear a legend restricting transfer unless such shares are registered under such act or an exemption from registration is available for a proposed transfer.

         2.02 CONSIDERATION FOR SHARES. Shares of the Company shall be issued, and treasury shares may be disposed of, for such consideration or considerations as shall be fixed from time to time by the Board of Directors. No shares shall be issued for less than the par value thereof. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Company, or as permitted in the Charter.



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         2.03 LOST , STOLEN, OR DESTROYED  CERTIFICATES.  The Board of Directors
may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and the Board of Directors when authorizing such issue of a new certificate or certificates may in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require, and/or furnish to the Company a bond in such sum as it may direct, as indemnity against any claim that may be made against the Company.
Except  as  hereinabove  in  this  section  provided,   no  new  certificate  or
certificates evidencing shares of stock shall be issued unless and until the old
certificate  or   certificates,   in  lieu  of  which  the  new  certificate  or
certificates are issued, shall be surrendered for cancellation. Anything herein to the contrary notwithstanding, the Corporation in its absolute discretion may refuse to issue any new certificate, except pursuant to judicial proceedings under the laws of the State of Nevada.


         2.04 REGISTERED HOLDER AS OWNER. The Company shall be entitled to treat the registered holder of any shares of the Company as the owner of such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Company shall have either actual or constructive notice of the interests of such purchaser, assignee, or transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Company shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the Company, until such purchaser, assignee, or transferee has become the registered holder of such shares.

         2.05 REVERSIONS. Cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within TWO years after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Company to pay the dividend or redemption price or deliver the certificate(s) for the shares to such shareholders within such time shall, at the expiration of such time, revert in full ownership to the Company, and the Company's obligation to pay any such dividend or redemption price or issue such shares, as the case may be, shall thereupon cease; provided, that the Board of Directors may at any time and for any reason satisfactory to it, but need not, authorize (i) payment of the amount of cash or property dividend or (ii) issuance of any shares, ownership of which has reverted to the Company pursuant to this Section of Article II, to the person or entity who or which would be entitled thereto had such reversion not occurred.

         2.06 RETURNED CERTIFICATES. All certificates for shares changed or returned to the Company for transfer shall be marked by the Secretary
"CANCELLED," with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

         2.07 TRANSFER OF SHARES. Upon surrender to the Company or to a transfer agent of the Company of a certificate of stock endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Company to issue a new certificate, upon payment by the transferee of such nominal charge therefor as the Company or its transfer agent may impose. Each such transfer of stock shall be entered on the stock book of the Company. Respecting any securities issued in reliance upon Regulation S under the Act at any time when the Company is not a "reporting issuer" as defined in Regulation S, no transfer of such securities shall be registered by the Company unless made in accordance with the provisions of Regulation S.

         2.08 REGULATIONS/TRANSFER AGENT. The Board of Directors shall have power and authority to make such rules and regulations not inconsistent with these By-Laws as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars. Any powers or duties with respect to the transfer and registration of certificates may be delegated to the transfer agent and registrar.

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                                   ARTICLE III
                          MEETINGS OF THE SHAREHOLDERS

         3.01 ANNUAL MEETING. The annual meeting of the shareholders shall be held between the 90th and 180th day after the tax year end, at such date and time and at such place, within or without the State of Nevada, as is designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting the shareholders shall elect a Board of Directors in accordance with the Charter and shall transact such other business as may properly be brought before the meeting.

         3.02 SPECIAL MEETINGS. Unless otherwise proscribed by law, the Charter or these Bylaws, special meetings of the shareholders may be called by the Chairman of the Board, the President, or a majority of the Board of Directors, or by persons who as of the date of calling the meeting are the holders of not less than ten percent (10%) of the total voting power. Requests for special meetings shall state the purpose or purposes of the proposed meeting.

         3.03 NOTICE OF MEETINGS. Except as otherwise provided by law, the Charter or these Bylaws, written notice of any annual or special meeting of the shareholders shall state the place, date, and time thereof and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting by any means permitted in Article IX hereof. No business other than that specified in the notice of a special meeting shall be transacted at any such special meeting.

         3.04 RECORD DATE. In order that the Company may determine shareholders of record who are entitled (i) to notice of or to vote at any shareholders meeting or adjournment thereof, (ii) to express written consent to corporate action in lieu of a meeting, (iii) to receive payment of any dividend or other distribution, or (iv) to allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or in order that the Company may make a determination of shareholders of record for any other lawful purpose, the Board of Directors may fix in advance a date as the record date for any such determination. Such date shall not be more than 60 days, and in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date.

         If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is given (as defined in Article IX hereof) or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of the shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjournment.

         3.05 VOTING LIST. At least 10 days but nor more than 60 days before any meeting of shareholders, the officer or transfer agent in charge of the Company's stock transfer books shall prepare a complete alphabetical list of the shareholders entitled to vote at such meeting, which list shows the address of each shareholder and the number of shares registered in his or her name. The list so prepared shall be maintained at the corporate offices of the Company and shall be open to inspection by any shareholder, for any purpose germane to the meeting, at any time during usual business hours during a period of no fewer than 10 days prior to the meeting. The list shall also be produced and kept open at any shareholders meeting and, except as otherwise provided by law, may be inspected by any shareholder or proxy of a shareholder who is present in person at the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine the list of shareholders and to vote at any meeting of shareholders.

         3.06 INSPECTORS. The Board of Directors, in advance of any meeting of stockholders, shall appoint one or more inspectors to act at such meeting or any adjournment thereof and to make a written report thereon. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall ascertain the number of shares of each kind, class or series of stock outstanding and the voting power of each, determine the number of shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall

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receive  votes,  ballots or consents,  hear and  determine  all  challenges  and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No Director or nominee for the office of Director shall act as an inspector of an election of Directors. Inspectors need not be stockholders.

         3.07 BUSINESS BROUGHT BEFORE AN ANNUAL MEETING. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting of stockholders. To be properly brought before an annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) brought before the meeting by or at the direction of the Board of Directors, or(c) otherwise properly brought before the meeting by a stockholder who was a stockholder of record at the time of giving of the notice provided for in this section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to or mailed and received by the Corporation's Secretary at the principal executive offices of the Corporation, not less than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting of stockholders is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received no later than the close of business on the tenth(10) day following the day on which notice of the date of the meeting was mailed. A stockholder's notice to the Corporation's Secretary shall set forth
(a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business sought to be brought before the meeting; (c) the name and address, as such appear on the Corporation's books, of the stockholder proposing such nominee or business and any other stockholders known by such stockholder to be supporting such nominee or proposal; (d) the class and number of shares of the Corporation which, on the date of such stockholder's notice, are beneficially owned by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee or proposal; and (e) any material interest of the stockholder in such business. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at an annual meeting of stockholders except in accordance with the procedures set forth in this Section 10. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10 and if the chairman should so determine, the chairman shall so declare at the meeting and any such business not properly brought before such meeting shall not be transacted.

         3.08 QUORUM; ADJOURNMENTS. (a) The holders of a majority of the total voting power at any shareholders meeting present in person or by proxy shall be necessary to and shall constitute a quorum for the transaction of business at all shareholders meetings, except as otherwise provided by law or by the Articles.

         (b) If a quorum is not present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time to the same or another place within 30 days thereof and no further notice of such adjourned meeting need be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

         (c) Even if a quorum is present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time, for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjourment is taken, until a new date which is not more than 30 days after the date of the original meeting.

         (d) Any business which might have been transacted at a shareholders meeting as originally called may be

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transacted  at any meeting  held after  adjournment  as provided in this Section
3.06 at which reconvened meeting a quorum is present in person or by proxy. Anything in paragraph (b) of this Section to the contrary notwithstanding, if an adjournment is for more than 30 days, or if after an adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

         (e) The shareholders present at a duly called meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         3.09 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney in fact. Any proxyholder shall be authorized to sign, on the shareholder's behalf, any written consent for shareholder action taken in lieu of a meeting. Such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed three (3) years from the date of its execution.

         3.10 VOTING OF SHARES. At any shareholders meeting every shareholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law, by the Articles or in the Board resolution authorizing the issuance of shares, each shareholder of record shall be entitled to one vote (on each matter submitted to a vote) for each share of capital stock registered in his, her or its name on the Company's books. Except as otherwise provided by law or by the Articles, all matters submitted to the shareholders for approval shall be determined by a majority of the votes cast (not counting abstentions) at a legal meeting commenced with a quorum.

         3.11 VOTING OF SHARES BY CERTAIN HOLDERS. Neither treasury shares, nor shares of its own stock held by the Company in a fiduciary capacity, nor shares held by another corporation if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

         Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

         Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         3.12 CHAIRMAN. The Chairman of the Board of Directors of the Company, if there is one, or in his absence, the President, shall act as chairman at all meetings of shareholders.

         3.11 MANNER OF SHAREHOLDER VOTING. Voting at any shareholders' meeting shall be oral or by show of hands; provided, however, that voting shall be by written ballot if such demand is made by any shareholder present in person or by proxy and entitled to vote.

         3.13 INFORMAL ACTION BY SHAREHOLDERS; RECORD DATE. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different

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proportion  of voting  power is required  for such an action at a meeting,  then that proportion of written consents is required. Such a consent must be filed with the minutes of the proceedings of shareholders and shall have the same force and effect as a vote of the shareholders, and may be stated as such in any document filed with the Secretary of State of Nevada under the General Corporation Law of Nevada. Written notice of such action shall be given to all shareholders who have not consented in writing to the action taken. The record date for determining shareholders entitled to consent to corporate actions in writing without a meeting (the "consent record date") shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date was adopted. However, if no consent record date is fixed, the consent record date shall be, respectively, (i) if prior action by the Board of Directors is required under the General Corporation Law of Nevada for the consent to be validly taken, the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (ii) if prior action by the Board of Directors is not required, the first date on which a properly signed and dated consent setting forth the action taken or proposed to be taken is delivered as required above.

         3.14 PRESIDING OFFICERS; ORDER OF BUSINESS. (a) Shareholders meetings shall be presided over by the Chairman of the Board; or if the Chairman (and Vice Chairman) is not present, by the President; or if the President is not present, by a Vice President; or if a Vice President is not present, by such person chosen by the Board of Directors; or if none, by a chairperson to be chosen at the meeting by shareholders present in person or by proxy who own a majority of the voting power present. The Secretary of a shareholders meeting shall be the Secretary of the Company; or if the Secretary is not present, an Assistant Secretary; or if an Assistant Secretary is not present, such person as may be chosen by the Board of Directors; or if none, by such person who is chosen by the chairperson at the meeting.

         (b) The following order of business, unless otherwise ordered at the shareholders meeting by the chairperson thereof, shall be observed as far as practicable and consistent with the purposes of the meeting:

         1.  Calling of the shareholders' meeting to order.

         2. Presentation of proof of mailing of the notice of the meeting and, if a special meeting, the call thereof.

         3. Presentation of proxies.

         4. Determination and announcement that a quorum is present.

         5. Reading and approval (or waiver thereof) of the minutes of the previous meeting of shareholders.

         6. Reports, if any, of officers.

         7. Election of directors, if the meeting is an annual meeting or a meeting called for such purpose.

         8. Consideration of the specific purpose or purposes for which the meeting has been called, other than election of directors.

         9. Transaction of such other business as may properly come before the meeting.

         10. Adjournment.

         3.15 ANNUAL REPORT. The President of the Company shall prepare an annual report which will set forth a statement of affairs of the Company as of the end of its last fiscal year, including a balance sheet, an income statement and a statement of changes in financial position, which need not be audited, and present them at the annual meeting of shareholders. Failure to prepare or present an annual report shall not affect the validity of any shareholder meeting. No such report need be prepared or presented for any fiscal year in which the Company was inactive. This Section shall not apply as to any fiscal year if the Company (i) was at the year end subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, and subsequently furnishes to the shareholders an annual report or report on Form 10-K under such Act covering such fiscal year, or (ii) furnishes to shareholders an Information Statement which conforms to the requirements of Rule 15c2-11 of the Securities and Exchange Commission.

                                   ARTICLE IV
                         DIRECTORS, POWERS AND MEETINGS

         4.01 GENERAL POWERS. All corporate powers shall be exercised, and the Company's business and affairs shall be managed, by or under the authority of its Board of Directors, except as otherwise provided in the General Corporation Law of Nevada or the Charter.

         4.02 NUMBER, TENURE AND QUALIFICATIONS. The Company's Board of Directors shall consist of not less than one (1) and not more than seven (7) Directors, as resolved from time to time by the Board of Directors. If such number is not so fixed, the Company shall have one Director. Directors shall be elected at each annual meeting of shareholders, except as otherwise provided below. Each Director shall hold office until the next annual meeting of shareholders and thereafter until his successor shall have been elected and duly qualified. Directors need not be residents of Nevada or shareholders of the Company. Directors shall be elected by plurality vote. At least one-fourth in number of the Directors must be elected annually. No decrease in the number of Directors shall shorten the term of any incumbent Director.

         4.03 VACANCIES; RESIGNATION. (a) Any vacancy occurring in the Board of Directors, except resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the entire board or by a majority of the total voting power at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy as provided in this Section shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

         (b) Any Director may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Company. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery to the Board or the designated officer. A resignation need not be accepted in order for it to be effective.

         4.04 REMOVAL OF DIRECTORS. Any Director may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote with respect to the election of Directors, at any special meeting, the notice of which shall state that it is called for that purpose. Vacancies caused by any removal, or any vacancy caused by the death or resignation of any Director or for any other reason, and any newly created directorship resulting from any increase in the authorized number of Directors, shall be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and if there shall be no Directors then in office, such vacancy or newly created directorship shall be filled by holders of at least a majority of the shares of the Corporation's capital stock entitled to vote with respect to the election of Directors, and any Director so elected to fill such vacancy or any newly created directorship shall hold office for a term that shall expire at the first annual meeting of stockholders following such appointment or until the earlier resignation or removal of the Director. When one (1) or more Directors shall resign from the Board of Directors effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office until the first annual meeting of stockholders following such appointment or until the earlier resignation or removal of the Director.

         4.05 NOMINATIONS. (a) Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in these By-laws, who is entitled to vote for the election of Directors at the meeting and who shall have complied with each of the notice procedures set forth in Article I, Section 10 and all applicable requirements of the Exchange Act and the Rules and Regulations promulgated thereunder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. (b) No person shall be eligible to serve as a Director of the Corporation unless nominated in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-laws, and if the chairman should so declare, the defective nomination shall be disregarded.

         4.06 PLACE OF MEETINGS. The Board of Directors may hold both regular and special meetings either within or without the State of Nevada, at such place as the Board of Directors from time to time deems advisable.

         4.07 REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution; provided, that any Director not present when any such resolution is passed is given notice of the resolution.

         4.08 SPECIAL MEETINGS. A special meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as every special meeting of shareholders. Special meetings of the Board of Directors also may be called by or at the request of the Chairman of the Board, the President, or any two Directors upon two days' notice to each director if such notice is delivered personally or sent by telegram, or upon five days' notice if sent by mail.

         4.09 TELEPHONIC MEETINGS. One or more members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Company's records.

         4.10 NOTICE. Except as otherwise provided above, notice of the time, date and place, of every special meeting of Directors or any committee thereof shall be given. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         4.11 QUORUM; ADJOURNMENTS. A majority of the number of directors then in office, present in person or by means of conference telephone or similar equipment, shall constitute a quorum for the transaction of business at every Board meeting, and the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as may otherwise specifically be provided by law, the Charter or these Bylaws. If a quorum is not present at any Board meeting, the directors present may adjourn the meeting, from time to time, without notice other than announcement of the meeting, until a quorum is present.

         4.12 COMPENSATION. Directors shall be entitled to such compensation for their services as directors as from time to time may be fixed by the Board and shall be entitled to reimbursement of all reasonable expenses incurred by them in attending Board meetings. A director may waive compensation for any Board meeting. No director who receives compensation as a director shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

         4.13 PRESUMPTION OF ASSENT. A Director of the Company who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail, first class, postage prepaid, to the Secretary of the Company, provided such mailing is postmarked within ten calendar days after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

         4.14 ACTION BY DIRECTORS WITHOUT MEETING. Any action required to be taken at a meeting of the Directors of the Company or of a committee of Directors or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter therof. A consent shall be sufficient for this Section if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

         4.15 BANK ACCOUNTS, ETC. Anything herein to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agent or agents, in the name of and on behalf of the Company, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, deposit to the credit of the Company at any bank or trust company or banking institution in which the Company may maintain an account or to cash checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances, as the Board of Directors may elect.

         4.16 INSPECTION OF RECORDS. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties, of the Company and of its subsidiaries. Such inspection may be made personally or by an agent and includes the right to make copies and extracts.

         4.17 EXECUTIVE COMMITTEE. (a) The Board of Directors may, by resolution adopted by a majority of the whole Board, appoint two or more of its members to constitute an Executive Committee. One of such directors shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or until his earlier resignation from the Executive Committee, in either case unless sooner removed as a director or member of the Executive Committee by any means authorized by the Charter or herein.

         (b) The Executive Committee shall have and may exercise, to the extent provided in such resolution and except as prohibited by law, all of the rights, power and authority of the Board of Directors.

         (c) The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by its rules. The Chairman of the Executive Committee, or in the absence of the Chairman, a member of the Executive Committee chosen by a majority of the members present, shall preside at all meetings of the Executive Committee, and another member thereof chosen by the Executive Committee shall act as Secretary. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee. The Executive Committee shall keep minutes of its meetings and deliver such minutes to the Board of Directors.

         4.18 OTHER COMMITTEES. The Board of Directors may, by resolution duly adopted by a majority of directors at a meeting at which a quorum is present, appoint an audit committee, compensation committee, and such other committee or committees as it shall deem advisable and with such limited authority as the Board of Directors shall from time to time determine.

         4.19 OTHER PROVISIONS REGARDING COMMITTEES. (a) The Board of Directors shall have the power at any time to fill vacancies in, change the membership of, or discharge any committee. The members of any committee present at any meeting of a committee, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

         (b) Members of any committee shall be entitled to such compensation for their services as such as from time to time may be fixed by the Board of Directors and in any event shall be entitled to reimbursement of all reasonable expenses incurred in attending committee meetings. Any member of a committee may waive compensation for any meeting. No member of a committee who receives compensation as a member of one or more committees shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

         (c) Unless otherwise prohibited by law, the provisions above concerning action by written consent of directors and meetings of directors by telephonic or similar means shall apply to all committees from time to time created by the Board of Directors.

                                    ARTICLE V
                               OFFICERS AND AGENTS

         5.01 POSITIONS. The Company's officers generally shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, one or more Vice Presidents if desired, a Secretary and a Treasurer. The Board of Directors may appoint one or more other officers, assistant officers and agents as it from time to time deems necessary or appropriate, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The Board may delegate to the Chairman of the Board the authority to appoint any officer or agent of the Company and to fill a vacancy other than the Chairman of the Board or President. Any two or more offices may be held by the same person, except that no person may simultaneously hold the offices of President and Secretary and of President and Vice President. In all cases where the duties of any officer, agent or employee are not prescribed by these bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President.

         5.02 TERM OF OFFICE; REMOVAL. Each officer of the Company shall hold office at the pleasure of the Board and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office; provided, that any officer appointed by the Chairman of the Board pursuant to authority delegated by the Board may be removed, with or without cause, at any time by the Chairman whenever the Chairman in his or her absolute discretion shall consider that the Company's best interests shall be served by such removal. Removal of an officer by the Board (or the Chairman, as the case may be) shall not prejudice the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

         5.03 VACANCIES. A vacancy in any office, however occurring, may be filled by the Board or the Executive Committee, for the unexpired portion of the term by majority vote of its members, or by the Chairman of the Board in the case of a vacancy occurring in an office to which the Chairman has been delegated authority to make appointments.

         5.04 COMPENSATION. The salaries of all officers of the Company shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary by reason of the fact that he also receives compensation from the Company in any other capacity.

         5.05 CHAIRMAN OF THE BOARD. The Chairman of the Board ("Chairman"), if such officer shall be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and meetings of shareholders at which he is present and shall exercise general supervision and direction over the implementation of Board policy affecting the affairs of the Company. Any act which may be performed by the Chief Executive Officer or President may be performed by the Chairman.

         5.06 CHIEF EXECUTIVE OFFICER; CHIEF OPERATING OFFICER. The Chairman of the Board shall, unless the Board determines otherwise, serve as the Chief Executive Officer ("CEO") of the Company. If the Chairman is not designated the CEO, then the President shall serve as CEO. The Board may, from time to time, designate from among the executive officers of the Company an officer to serve as Chief Operating Officer ("COO") of the Company. If the Chairman serves as the CEO, then the President shall serve as COO. If the President is designated CEO, then the Executive Vice President (or if there is none, then the next most senior Vice President) shall serve as COO. A person designated to serve in the capacity of CEO or COO shall serve at the pleasure of the Board.

         A person designated Chief Executive Officer (CEO) shall have primary responsibility for and active charge of the management and supervision of the Company's business and affairs. The CEO may execute in the name of the Company authorized corporate obligations and other instruments, shall perform such other duties as may be prescribed by the Board (or Chairman, as the case may be) from time to time and, in the absence or disability of the President, shall exercise all of the duties and powers of the President. In the event that the President is not the CEO, then the CEO shall supervise the performance of the President and shall be responsible for the execution of the policies and directives of the Board. The CEO shall report directly to the Board. The CEO shall perform such other duties as may be assigned by the Board (or Chairman, as the case may be). The CEO may perform any act which might be performed by the President.

         A person designated Chief Operating Officer (COO) shall be responsible for the day-to-day management of the Company's operations, subject to the authority of the CEO. The COO shall report directly to the CEO of the Company and shall consult with the CEO on all matters of corporate policy and material business activities of the Company. The COO shall perform such other duties as may be assigned by the Board or the CEO.

         5.07 PRESIDENT. The President shall have general active management of the business of the Company, subject to the authority of the Chief Executive Officer if the President is not designated as such, and general supervision of its officers, agents and employees. In the absence of the Chairman and Chief Executive Officer, he shall preside at all meetings of the shareholders and of the Board. In the absence of a designated Chief Executive Officer he shall see that all policies and directives of the Board are carried into effect.

         He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute in behalf of the Company written instruments appointing a proxy or proxies to represent the Company, at all meetings of the stockholders of any other company in which the Company shall hold any stock. He may, on behalf of the Company, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Company and may execute written consent and other instruments and power incident to the ownership of said stock, subject however to the instructions, if any, of the Chairman or the Board of Directors. The President shall have custody of the Treasurer's bond, if any.

         5.08 EXECUTIVE VICE PRESIDENT. The Executive Vice President shall assist the President in the discharge of surpervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, or inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have the duties and powers of the President. He shall perform such other duties as from time to time may be assigned to him by the President, Chairman or Board of directors.

         5.09 VICE PRESIDENTS. The Vice Presidents, if any, shall assist the President and Executive Vice President and shall perform such duties as may be prescribed by the Board, the Chairman or the President. Vice Presidents in the order of their seniority shall, in the absence or disability of the Chairman and President, exercise all of the duties and powers of such officers. The Executive Vice President, if any, shall be the most senior of Vice Presidents, and the Senior Vice President, if any, shall be the next most senior of Vice Presidents. In regard to other Vice Presidents, they shall have the respective ranks designated by the Board of Directors, or if none has been so designated, as designated by the Chairman, or if none has been so designated by the Chairman, they shall rank in the order of their respective elections to such office. The execution of any instrument on the Company's behalf by a Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President and Executive Vice President.

         5.10 SECRETARY. The Secretary shall: (i) keep the minutes of the proceedings of the shareholders and the Board of Directors and record all votes and proceedings thereof in a book kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Company and affix the seal to all documents when authorized by the Board of Directors; (iv) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Company's transfer agent or registrar;
(v) sign with the President, or a Vice President, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) have general charge of the stock transfer books of the Company, unless the Company has a transfer agent; and (vii) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Company's seal and to attest the fixing thereof by his or her signature.

         5.11 ASSISTANT SECRETARY. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Secretary(ies) to office.

         5.12 TREASURER. The Treasurer shall, unless the Board otherwise resolves, be the principal financial officer and principal accounting officer of the Company and shall have the care and custody of all funds, securities, evidence of indebtedness and other valuable effects of the Company, shall keep full and accurate accounts of receipts and disburesments in books belonging to the Company and shall deposit all money and other valuable effects of the Company in the name and to the credit of the Company in such depositories as from time to time may be designated by the Board. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board from time to time and shall render to the Chairman of the Board, the President and the Board, at regular Board meetings or whenever any of them may so require, an account of all transactions and of the Company's financial condition.

         5.13 ASSISTANT TREASURER. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Treasurer(s) to office.

         5.14 RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board or to the Chairman. Such resignation shall take effect at the time specified therein and, unless specified therein, no acceptance of the resignation shall be required for the resignation to be effective.

         5.15 DELEGATION OF DUTIES. In the event of the absence or disability of any officer of the Company, or for any other reason the Board shall deem sufficient, the Board may temporarily designate the powers and duties, or particular powers and duties, of such officer to any other officer, or to any director.

         5.16 FIDELITY BONDS. The Board of Directors shall have the power, to the extent permitted by law, to require any officer, agent or employee of the Company to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board deems advisable.

                                   ARTICLE VI
                                 INDEMNIFICATION

         The Corporation shall, to the fullest extent permitted by applicable law from time to time in effect, indemnify any and all persons who may serve or who have served at any time as Directors or officers of the Corporation, or who at the request of the Corporation may serve or at any time have served as directors or officers of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other persons whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by law. The indemnification provided by this
Section 5 shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Restated Certificate, these By-Laws, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action inhis official capacity and as to action in another capacity while holding such office.

                                  ARTICLE VII
            EXECUTION OF INSTRUMENTS AND DEPOSIT OF CORPORATE FUNDS

         7.01 EXECUTION OF INSTRUMENTS GENERALLY. The Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer, subject to the approval of the Board of Directors, may enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company, and such authorization may be general or confined to specific instances.

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         7.01  BORROWING.  Unless  and  except  as  authorized  by the  Board of
Directors, no loans or advances shall be obtained or contracted for, by or on behalf of the Company, and no negotiable paper shall be issued in its name. Such authorization may be general or confined to specific instances. Any officer or agent of the Company thereunto so authorized may attain loans and advances for the Company and for such loans and advances may make, execute and deliver any promissory notes, bonds, or other evidences of indebtedness of the Company. Any officer or agent of the Company so authorized may pledge, hypothecate or
transfer  as  security  for  the  payment  of  any  and  all  loans,   advances,
indebtedness and liabilities of the Company, any and all stocks, bonds other securites and other personal property at any time held by the Company, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

         7.03 DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board of Directors. Endorsements for deposit to the credit of the Company in any of its duly authorized depositaries shall be made in such manner as the Board of Directors from time to time may determine.

         7.04 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, and all notes or other evidence of indebtedness issued in the name of the Company, shall be signed by such officer or officers or agent or agents of the Company and in such manner as the Board of Directors from time to time may determine.

         7.05 PROXIES. Proxies to vote with respect to shares of stock of other corporations owned by, or standing in the name of, the Company may be executed and delivered from time to time on behalf of the Company by the Chairman of the Board, the President or any Vice President or by any other person or persons thereunto authorized by the Board of Directors.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 DECLARATION OF DIVIDENDS. The Board of Directors at any regular or special meeting may declare dividends payable, whenever in the exercise of its discretion it may deem such declaration advisable and such is permitted by law. Such dividends may be paid in cash, property, or shares of the Company.

         8.02 BENEFIT PLANS. Directors shall have the power to install and authorize any pension, profit sharing, stock option, stock award or stock bonus, insurance, welfare, educational, bonus, health and accident or other benefit program which the Board deems to be in the interest of the Company, at the expense of the Company, and to amend or revoke any plan so adopted. Any such plan may adopted and have full force and effect by resolution of the Board of Directors, except where applicable laws, rules or regulations require prior approval of the Company's shareholders of such plan in order for the plan to be valid.

         8.03 SEAL. The corporate seal of the Company shall be circular in form and shall contain the name of the Company, the year incorporated and the words "Seal" and "Nevada".

         8.04 FISCAL YEAR. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Company. Any such adoption of or change in a fiscal year shall not constitute or require an amendment to these Bylaws.

         8.05 AMENDMENT OF BYLAWS. These Bylaws may be amended or repealed in the manner provided for in the Charter, or if none is there provided: by majority vote of the Board of Directors, taken at any meeting or by written consent, subject to the shareholders' right to change or repeal any Bylaws so made or adopt new Bylaws by vote of at least a majority of the total voting power. Bylaws amendments may be proposed by any Director or shareholder. Any action duly taken by the Board or the shareholders which conflicts or is inconsistent with these Bylaws (as they may be amended) shall constitute an amendment of the Bylaws, if the action was taken by such number of directors or shares voting as would be sufficient for amendment of the Bylaws.

         8.06 GENDER. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

         8.07 CONFLICTS. In the event of any irreconcilable conflict between these Bylaws and either the Company's Charter or

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applicable law, the latter shall control.

         8.08  DEFINITIONS.   Except  as  these  Bylaws  otherwise  specifically
provide, all terms used in these Bylaws shall have the definitions given them in the Company's Charter or the Nevada General Corporation Law.

                                   ARTICLE IX
                                     NOTICES

         9.01 RECEIPT OF NOTICES BY THE COMPANY. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Company when they are actually received: (i) at the registered office of the Company in Nevada; (ii) at the principal office of the Company (as designated in the most recent document filed by the Company with the Nevada Secretary of State designating a principal office) addressed to the attention of the Secretary of the Company; (iii) by the Secretary of the Company wherever the Secretary may be found; or (iv) by any other person authorized from time to time by the Board of Directors or the President to receive such writings, wherever such person is found.

         9.02 GIVING OF NOTICE. Except as otherwise provided by the General Corporation Law of Nevada, these Bylaws, the Charter or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice") from the Company to a Director, Officer or shareholder shall be duly given if it is written or printed and is
(i) sent by first class or express mail, postage prepaid, (ii) sent by any commercial overnight air courier service, such as DHL, Federal Express, Emery, Airborne, UPS or similar service, (iii) sent by telegraph, cablegram, telex, telecopier, facsimile or similar transmission, (iv) delivered by any commercial messenger service which regularly retains its receipts, or (v) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Company's records or to such other address as has been provided in writing to the Secretary. A Notice shall be deemed "given" when dispatched for delivery, when personally delivered, when transmitted electronically, or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

         9.03 WAIVER OF NOTICE. Any Notice required or permitted by the General Corporation Law of Nevada, the Charter or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of notice. Notice of any shareholders' meeting shall be waived by attendance, in person or by proxy, at the meeting, unless any question of lack of or defect in a Notice is raised prior to conclusion of the meeting. A waiver of Notice of a special meeting of shareholders shall state the purpose for which the meeting was called or the business to be transacted thereat.

         APPROVED AND ADOPTED by the Board of Directors as of May 28, 1999.

                            SECRETARY'S CERTIFICATION

         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing Bylaws were duly adopted by its Board of Directors on the date above indicated and that the foregoing text of the Bylaws are currently in full force and effect and have not been revoked, suspended or amended since adoption thereof.

Dated: May 28, 1999
                                                  USA DIGITAL, INC.



                                                  By
                                                    ----------------------------
                                                        SECRETARY

(SEAL)



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